UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 19, 2003

                            INFORMEDIX HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

           NEVADA                       000-50221                88-0462762
           ------                       ---------                ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

GEORGETOWNE PARK, 5880 HUBBARD DRIVE, ROCKVILLE, MD              20852-4821
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     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (301) 984-1566

                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REQUIRED DISCLOSURES.

         On December 29, 2003, InforMedix Holdings, Inc. issued a press release announcing the second closing of its private financing. A copy of such press release is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

99.1     Press Release dated December 29, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 29, 2003                INFORMEDIX HOLDINGS, INC.


                                        By: /s/ Bruce A. Kehr
                                            ------------------------------------
                                            Dr. Bruce A. Kehr Chairman and Chief
                                            Executive Officer